Fair Value Measurements	12 Months Ended
Dec. 31, 2020
Fair Value Disclosures [Abstract]
Fair Value Measurements
7. FAIR VALUE MEASUREMENTS
As defined in ASC Topic 820, “
Fair Value Measurement
,” fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). The Company utilizes market data or assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market corroborated or generally unobservable. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. ASC Topic 820 establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement).
Recurring Fair Value Measurements
The Company has no financial assets and liabilities that were accounted for at fair value on a recurring basis as of December 31, 2019 or 2020.
Non-Recurring
Fair Value Measurements
The Company has certain assets that are measured at fair value on a non-recurring
basis including those described in Note 10, Intangible Assets and Goodwill, and are adjusted to fair value only when the carrying values are more than the fair values, and those described in Note 8, Acquisition, whereby assets and liabilities acquired as part of an acquisition are measured at fair value on the date of the acquisition. The categorization of the framework used to price the assets is considered a Level 3 measurement due to the subjective nature of the unobservable inputs used to determine the fair value (see Note 10 and Note 8 for more discussion).
Fair Value of Other Financial Instruments
Certain nonfinancial assets and liabilities are measured at fair value on a nonrecurring basis and are subject to fair value adjustments in certain circumstances, such as when there is evidence of impairment. The estimated fair value of financial instruments is determined using the best available market information and appropriate valuation methodologies. Considerable judgment is necessary, however, in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts that the Company could realize in a current market exchange, or the value that ultimately will be realized upon maturity or disposition. The use of different market assumptions may have a material effect on the estimated fair value amounts. The following methods and assumptions were used to estimate the fair value of financial instruments:

•	Cash and cash equivalents : The carrying amount of these assets approximates fair value because of the short maturity of these instruments.

•
Senior Credit Facility
: As of December 31, 2020, the fair value and carrying value, excluding original issue discount, of the Company’s Senior Credit Facility debt was $71.0 million. This debt is not actively traded and is considered a Level 3 instrument. The Company believes the current carrying value of this debt approximates its fair value.

•
Other long-term debt
: The Emmis Promissory Note and SG Broadcasting Note are not actively traded and are considered Level 3 instruments. The Company believes the current carrying value of this debt approximates its fair value.